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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

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                                    FORM 8-K

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                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



     Date of Report (Date of earliest event reported):   November 30, 1995



                        Champion Financial Corporation
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             (Exact Name of Registrant as Specified in its Charter)





        UTAH                           0-19499                  88-0169547
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(State or Other Jurisdiction         (Commission              (IRS Employer
    of Incorporation)                File Number)          Identification no.)



        19 HILLSYDE COURT, COCKEYSVILLE, MARYLAND           21030
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        (Address of principal executive offices)          (Zip code)




   Registrant's telephone number, including area code:     (410) 628-0040
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         36 SOUTH CHARLES STREET, SUITE 1820, BALTIMORE, MARYLAND    21201
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 4.      CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.


             (1) As of November 30, 1995, the registrant terminated Roger B. Castro, CPA as its principal accountant to audit its financial statements. In the past two fiscal years, the accountant's report of the registrant's financial statements did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles. The registrant had no disagreements with its former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused him to make reference to such in connection with his report. The decision to change accountants was approved by the Board of Directors of the registrant on November 30, 1995.

             (2) As of November 30, 1995, the registrant has retained Dohan & Co. as its principal accountant to audit the registrant's financial statements.


ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS

             Exhibit No.                                  Description
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
                 16                      Letter regarding change in certifying accountant
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                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     CHAMPION FINANCIAL CORPORATION



Date:  July 11, 1996                 By:
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                                          Marcy M. Engelbrecht
                                          President and Chief Executive Officer